                                                                  EXHIBIT 10.23


                   SEVENTH AMENDMENT TO MEDAPHIS CORPORATION
                        NON-QUALIFIED STOCK OPTION PLAN
                      FOR EMPLOYEES OF ACQUIRED COMPANIES

         THIS SEVENTH AMENDMENT is made as of the 21st day of January, 1999 by MEDAPHIS CORPORATION, a corporation organized and doing business under the laws of the State of Delaware (the "Company").

                             W I T N E S S E T H :

         WHEREAS, the Company has previously adopted the Medaphis Corporation Non-Qualified Stock Option Plan for Employees of Acquired Companies, as amended (the "Plan"); and

         WHEREAS, the Compensation Committee of the Board of Directors of the Company has approved a decrease in the number of shares reserved for issuance pursuant to the Plan to 4,515,000 shares from 6,515,000 shares.

         NOW, THEREFORE, Section 3 of the Plan is hereby amended by deleting
Section 3 of the Plan in its entirety and replacing it with the following:

                                    "ss. 3

                         SHARES RESERVED UNDER THE PLAN

         There shall be 4,515,000 shares of Stock reserved for issuance under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been repurchased by the Company. Furthermore, any shares of Stock subject to an Option that remain unissued after the cancellation or expiration of such Option thereafter shall again become available for use under this Plan."

         FURTHER, except as specifically amended by this Seventh Amendment, the Plan shall remain in full force and effect as prior to this Seventh Amendment.

         IN WITNESS WHEREOF, the Company has caused this Seventh Amendment to be executed on the day and year first above written.


                                    MEDAPHIS CORPORATION



                                    By: /s/ ALLEN W. RITCHIE
                                       ----------------------------------------
                                        Allen W. Ritchie
                                        President and Chief Executive Officer


ATTEST:



By: /s/ RANDOLPH L. M. HUTTO
   -------------------------------
    Randolph L. M. Hutto
    Secretary